EXHIBIT 10.21

                          SOURCE CODE ESCROW AGREEMENT

THIS AGREEMENT is made effective this 15th day of April, 2003

AMONG:

          IMAGIS TECHNOLOGIES INC., a British Columbia company with its office at 1670 - 1075 West Georgia Street, Vancouver, B.C. V6E 3C9

          ("Imagis")

AND:

          ALTAF NAZERALI, businessman, of 1300 - 1075 West Georgia Street, Vancouver, B.C. V6E 3C9

          ("Nazerali")

AND:

          LML&S SERVICES INC., a British Columbia company with its registered office at 1500 - 1055 West Georgia Street, P.O. Box 11117, Vancouver, B.C. V6E 4N7

          ("Escrow Agent")

WHEREAS:

(A) Pursuant to an amended and restated loan agreement between Imagis and Nazerali dated April 15, 2003 (the "Amended and Restated Loan Agreement"), Nazerali has agreed to lend a maximum credit amount of Cdn. $500,000 to Imagis to assist in its cash flow management and general working capital;

(B) Pursuant to a general security agreement between Imagis and Nazerali dated April 15, 2003 (the "General Security Agreement"), Imagis has agreed to grant security over all its present and after-acquired persona property and an uncrystalized floating charge on land subject only to permitted encumbrances as set out therein; and

(C) As a condition of entering into the Amended and Restated Loan Agreement, Nazerali requires that Imagis deposit certain source codes, together with the licence agreement dated April 15, 2003 (the "Licence Agreement") with the Escrow Agent, to be held and released in accordance with the terms of this Agreement;

WITNESSES that in consideration of the mutual covenants and agreements contained in this Agreement and in the Amended and Restated Loan Agreement, the Parties agree as follows:


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                                     - 2 -

                                     PART 1

                    DEFINITIONS, INTERPRETATION AND SCHEDULES

Definitions

1.1 In this Agreement, except as otherwise expressly provided or as the context otherwise requires,

     (a) "Agreement" means this Escrow Agreement and the schedules attached hereto, as may be supplemented or amended from time to time and in effect;

     (b) "Amended and Restated Loan Agreement" has the meaning ascribed to it in Recital A;

     (c) "Business Day" means a day that is not a Saturday, Sunday or statutory holiday in Vancouver, British Columbia;

     (d) "Claim" has the meaning ascribed to it in ss.3.7;

     (e) "Deposit Notice" has the meaning ascribed to it in ss.2.5;

     (f) "Dispute" has the meaning ascribed to it in ss.5.1;

     (g) "Effective Date" means the effective date of this Agreement being the date first above written;

     (h) "Executive Officer" has the meaning ascribed to it in ss.5.2;

     (i) "Force Majeure" means any event or occurrence beyond the reasonable control of a Party which prevents such Party from performing its obligations under this Agreement including an act of God, government order, strike, lockout or other industrial disturbance, war, terrorist act, blockade, insurrection, riot, earthquake, typhoon, hurricane, flood or other natural disaster;

     (j) "General Security  Agreement" has the meaning ascribed to it in Recital
     (B);

     (k) "Liabilities" has the meaning ascribed to it in ss.3.7;

     (l) "Licence Agreement" has the meaning ascribed to it in Recital (C);

     (m) "Notice" has the meaning ascribed to it in ss.6.2;

     (n) "Party" means a Person that is a party to this Agreement;

     (o) "Person" means any individual, company, body corporate, firm, limited or unlimited liability company, partnership, syndicate, joint venture, society, association, trust, unincorporated organisation or government authority, or any trustee, executor, administrator or other legal representative thereof;


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                                     - 3 -

     (p) "Rules" has the meaning ascribed to it in ss.5.4;

     (q) "Source Codes" means all source codes described in Schedule A and all Updates;

     (r) "Tangible Media" means any document, magnetic tape, disk or other physical medium containing the Source Codes; and

     (s) "Update" means any modification, update, enhancement, change, deletion or new release of the Source Codes made by the Licensor.

Interpretation

1.2 In this Agreement, except as otherwise expressly provided,

     (a) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

     (b) whenever required by context, a word importing the masculine gender includes the feminine or neuter gender and a word in the singular includes the plural and vice versa;

     (c) a  reference  to a Part means a Part of this  Agreement  and the symbol
     "ss." followed by a number or letter or some combination of numbers and letters refers to the provision of this Agreement so designated and the words "hereof", "hereto", "herein" and "hereunder" refer to the entirety of this Agreement rather than any particular Part or section;

     (d) a reference to a statute includes all regulations made pursuant thereto, all amendments to the statute or regulations in force from time to time and any statute or regulations that supplement or supersede such statute or regulations;

     (e) a reference to a corporate entity includes any successor to that entity;

     (f) a reference to currency means Canadian currency;

     (g) a reference to "approval", "authorization", "notice" or "consent" means written approval, authorization, notice or consent not to be unreasonably withheld or delayed;

     (h) the words "including" and "include", when following a general statement or term, are not to be construed as limiting the general statement or term to any specific item or matter set forth or to similar items or matters, but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its broadest possible scope; and

     (i) an accounting term not otherwise defined herein has the meaning assigned to it, and every calculation to be made hereunder is to be made, in accordance with Canadian Generally Accepted Accounting Principles, applied on a consistent basis.


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                                     - 4 -

Schedules

1.3 Schedule A attached to this Agreement is incorporated into this Agreement by reference and forms a part hereof:

                                     PART 2

                             ESTABLISHMENT OF ESCROW

Appointment of Escrow Agent

2.1 Imagis and Nazerali hereby appoint the Escrow Agent to act as escrow agent, and the Escrow Agent agrees to such appointment, on the terms and conditions set forth in this Agreement. Imagis and Nazerali acknowledge that the Escrow Agent has not, as of the date of signing this Agreement, reviewed any other agreement related hereto other than the Amended and Restated Loan Agreement, the Licence Agreement and this Agreement. Imagis and Nazerali will jointly cause copies of any other relevant agreement to be delivered to the Escrow Agent immediately following the execution and delivery of this Agreement.

Initial Deposit to Escrow

2.2 Concurrently with the execution and delivery of this Agreement, Imagis will deposit with the Escrow Agent one copy of each of the Source Codes together with the Licence Agreement. Unless and until Imagis makes such initial deposit with the Escrow Agent, the Escrow Agent will have no obligation under this Agreement.

Additional Deposits to Escrow

2.3 Upon the commercial release of an Update, Imagis will promptly deposit with the Escrow Agent one copy of each the updated version of the Source Codes that incorporates such Update identifying the source code which is replaced thereby. Upon receipt of such updated Source Codes, the Escrow Agent will return or destroy the previously held version of the Source Codes.

Identification of Deposits

2.4 Prior to delivering each deposit of the Source Codes to the Escrow Agent, Imagis will conspicuously label for identification each Tangible Media to be deposited with the Escrow Agent.

Notification of Deposits

2.5 Together with each deposit of the Source Codes to the Escrow Agent, Imagis will deliver to the Escrow Agent and Nazerali a written statement ("Deposit Notice") describing each item and the quantity of such item being deposited to escrow and certifying that each such item has been inspected by Imagis and is complete and accurate.


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                                     - 5 -

Inspection and Acceptance of Deposits

2.6 Upon receipt of a deposit of the Source Codes, the Escrow Agent will conduct a deposit inspection by visually matching the labelling of the Tangible Media to the item descriptions and quantity listed in the Deposit Notice. The Escrow Agent will note any discrepancies between the labelling of the Tangible Media and the item descriptions or quantity on the Deposit Notice, date and sign the Deposit Notice and deliver a copy thereof to Imagis and Nazerali. Imagis and Nazerali will be solely responsible for remedying or addressing any such discrepancies with respect to any deposit of the Source Codes. The Escrow Agent's acceptance of a deposit of the Source Codes occurs upon its signing of the respective Deposit Notice.

Verification of Deposits

2.7 Other than the inspection referred to in ss.2.6, the Escrow Agent will have no obligation to verify the completeness, accuracy, sufficiency, correctness, genuineness, validity or quality of the deposited Source Codes. Nazerali will have the right, at any time during the term of this Agreement and at his sole expense, to have any deposit of the Source Codes verified by an independent third party. Nazerali will notify Imagis and the Escrow Agent of any such request for verification, which must be conducted at the Escrow Agent's premises, and Imagis will have the right to be present at the verification.

Title to Source Codes

2.8 The Parties acknowledge and agree that title to the Source Codes will remain at all times with Imagis.

No Encumbrance

2.9 Under no circumstance will Nazerali or Imagis be entitled to make any claim for, or otherwise request a release of, the Source Codes or the Licence Agreement from escrow for any reason other than as expressly set forth herein, the Amended and Restated Loan Agreement and the General Security Agreement and each of Imagis and Nazerali hereby waives and disclaims any rights it may otherwise have under statute, at law or in equity to any lien, charge, encumbrance or setoff in respect of the escrowed Source Codes and Licence Agreement for any reason, cause or circumstance.

Restriction

2.10 The Source Codes will not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow or dealt with in any manner whatsoever except pursuant to the terms and conditions of this Agreement or as agreed to in writing by each Party.


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                                     - 6 -

                                     PART 3

                                  ESCROW AGENT

Source Codes Held in Escrow

3.1 The Source Codes and the Licence Agreement deposited with the Escrow Agent will be held in escrow by the Escrow Agent. Except as provided in this Agreement, the Escrow Agent will not disclose, make available, release or use the Source Codes or the Licence Agreement.

Legal Requirement to Disclose

3.2 If the Escrow Agent is required by applicable law, regulation or legal process to disclose, make available or release the Source Codes or the Licence Agreement, the Escrow Agent will immediately notify Imagis and Nazerali unless prohibited by law. The Escrow Agent will not be required to disobey any such requirement. It will be the responsibility of Imagis and Nazerali to challenge any such requirement; provided, however, that the Escrow Agent does not waive its rights to present its position with respect to any such requirement.

Right to Copy Deposited Materials

3.3 The Escrow Agent, at Imagis' and Nazerali's expense, may copy the Source Codes held in escrow as reasonably necessary to comply with the terms and conditions of this Agreement. The Escrow Agent will duplicate all copyright, nondisclosure and other proprietary notices and titles contained on the Tangible Media onto any copies made by the Escrow Agent. Imagis will provide all instructions necessary to duplicate the Source Codes, including the hardware and software required, together with each deposit of the Source Codes to the Escrow Agent.

Terms and Conditions

3.4 The Escrow Agent accepts its duties and obligations under this Agreement on the following terms and conditions:

     (a) the  Escrow  Agent  will not be  responsible  or liable  in any  manner whatsoever for the completeness, accuracy, sufficiency, correctness, genuineness or validity of any of the Source Codes or other item deposited with it (other than ensuring that documents required by this Agreement to be signed have been signed, but provided that the Escrow Agent shall be entitled to assume the genuineness of all signatures);

     (b) the Escrow Agent may rely upon any notice, request, statement, waiver, consent, receipt, certificate or any paper or document furnished to it, and executed with or without seal by either of Imagis or Nazerali or any other Person, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and acceptability of any information therein contained, and the Escrow Agent will not be required to determine the authenticity of signatures or the power and authority of any signatory to execute any document;


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                                     - 7 -

     (c) the Escrow Agent may engage such professional advisers and legal counsel as it determines to be necessary or advisable in order to fulfil its obligations under this Agreement;

     (d) the Escrow Agent will not be required to make any determination or decision with respect to the validity of any claim made by any Party or of any denial thereof but will be entitled to rely conclusively on the terms hereof and the Amended and Restated Loan Agreement and the documents tendered to it in accordance with the terms hereof and the Amended and Restated Loan Agreement;

     (e) the duties and obligations of the Escrow Agent hereunder are purely ministerial in nature and the Escrow Agent will not be liable for any error of judgement, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for its own negligence, wilful default or dishonesty;

     (f) upon the Escrow Agent's delivery of the Source Codes and the Licence Agreement to Imagis or Nazerali in accordance with the provisions of this Escrow Agreement, the Escrow Agent will be automatically and immediately released from all duties and obligations under this Agreement to any Party and to any other Person with respect to any of the Source Codes or the Licence Agreement held in escrow under this Agreement;

     (g) the Escrow Agent may, if the Escrow Agent deems it necessary or desirable, seek advice and directions from the Supreme Court of British Columbia with respect to its duties and obligations hereunder; and

     (h) the duties and obligations of the Escrow Agent hereunder will at all times be subject to the orders or directions of a court of competent jurisdiction in the Province of British Columbia.

Consents and Waivers

3.5 Escrow Agent will have no duties except as expressly set forth herein, and will not be bound by any notice of a claim or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Agreement, unless received by it in writing, and executed by both Imagis and Nazerali, and, if Escrow Agent's duties, obligations or liabilities herein are affected, unless it gives its written consent thereto.

Interpleader

3.6 The Escrow Agent may, at any time, give notice to Imagis and Nazerali that the Escrow Agent is terminating its duties and obligations hereunder, and

     (a) at any time more than 30 days after it gives such notice; and

     (b) before Imagis and Nazerali jointly direct the Escrow Agent as to delivery of the Source Codes and the Licence Agreement in its possession to some other Person,


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                                     - 8 -

     may deliver the Source Codes and the Licence Agreement in its possession to the Supreme Court of British Columbia by way of interpleader and will thereupon be released of its duties and obligations hereunder. Imagis and Nazerali agree that in no event will the Escrow Agent be held liable for any failure to deliver all or a portion of the Source Codes and the Licence Agreement during the period referred to in ss.3.6(a).

Indemnity

3.7 Imagis and Nazerali will jointly and severally indemnify and save harmless the Escrow Agent from and against any and all actions, suits, investigations, proceedings or claims of every kind (each a "Claim") and any and all expenses, losses, damages or liabilities, including reasonable attorney's fees and charges incidental thereto (collectively "Liabilities") as and when incurred or sustained, and the reasonable fees and expenses incurred by Escrow Agent in investigating or defending a Claim to which it may become subject or otherwise involved in any capacity insofar as such Claims or Liabilities arise out of or are based, directly or indirectly, upon the Escrow Agent's performance of its duties and obligations hereunder, except to the extent that the Escrow Agent is guilty of negligence, wilful default or dishonesty in the performance of such duties and obligations.

Fees and Expenses

3.8 Imagis will reimburse the Escrow Agent of any and all fees and expenses incurred in connection with the performance of its duties hereunder, including but not limited to fees and expenses incurred pursuant to ss.3.6.

Escrow Agent's Counsel

3.9 Each of the parties confirms that it is aware that the Escrow Agent is a corporation that is controlled and directed by Lang Michener which acts as counsel to Imagis. The Escrow Agent may retain Lang Michener as counsel in the event of any dispute hereunder.

                                     PART 4

                               RELEASE FROM ESCROW

Release of Source Codes and Licence Agreement

4.1 Subject to ss.3.2, the Escrow Agent will only release the Source Codes and the Licence Agreement held by it in escrow to Nazerali and discharge its obligations hereunder if

     (a) Imagis delivers a notice to the Escrow Agent instructing the Escrow Agent to release the Source Codes and the Licence Agreement to Nazerali, or

     (b) Nazerali delivers a notice to the Escrow Agent

          (i) requesting the Escrow Agent to release the Source Codes and the Licence Agreement to Nazerali,


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                                     - 9 -

          (ii) undertaking that the Source Codes released by the Escrow Agent to Nazerali will be used only as permitted under the terms and conditions of the Licence Agreement, and

          (iii) certifying that Nazerali is not in breach of any of its obligations under the Amended and Restated Loan Agreement and that one or more of the following circumstances exists and specifying the particulars of such circumstances:

               (A) pursuant to the terms and conditions of the Amended and Restated Loan Agreement, Nazerali is entitled to receive the Source Codes and the Licence Agreement held in escrow by the Escrow Agent;

               (B) an order has been made or a  resolution  has been passed or a
               petition   has  been  filed  by  Imagis   for  its   liquidation,
               dissolution or winding-up;

               (C) an execution, sequestration or any other process of any court has become enforceable against Imagis or any distress or analogous process has been levied upon any material part of its property, assets or undertaking and the process has not been stayed or otherwise suspended by a court of competent jurisdiction within 30 days and has had, or could have, a material adverse effect on the business or condition, financial or otherwise, of Imagis;

               (D) Imagis has committed an act of bankruptcy, made an assignment or bulk sale of its assets, been adjudged or declared bankrupt or made an assignment for the benefit of creditors, consented to a proposal or similar action under any bankruptcy or insolvency legislation applicable to it, commenced any other proceeding relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect, or consented to any such proceeding; or

               (E) a custodian, liquidator, receiver, receiver and manager, receiver-manager, trustee or any other Person with similar powers has been appointed for Imagis or in respect of any material part of its property or assets and has not been discharged within 30 days after the appointment and before any action has been taken in respect of such property or assets that has, or will, materially affect the rights of the parties thereto.

Delivery Pursuant to Imagis Request

4.2 Upon receipt of the notice described in ss.4.1(a), the Escrow Agent will, within 10 days, deliver the Source Codes and the Licence Agreement held by it in escrow to Nazerali in accordance with such notice.


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                                     - 10 -

Imagis Notice

4.3 Upon receipt of the notice described in ss.4.1(b), the Escrow Agent will, within 10 days, deliver a copy of such notice to Imagis. Imagis will, within 20 days after the date it receives a copy of such notice from the Escrow Agent, notify both the Escrow Agent and Nazerali of

     (a) Imagis' consent to the release of the Source Codes and the Licence Agreement to Nazerali, or

     (b) Imagis' objection to the release of the Source Codes and the Licence Agreement to Nazerali, specifying the particulars of such objection,

provided, however, that if Imagis fails to deliver any such notice to the Escrow Agent and Nazerali within the stipulated time period, Imagis will be deemed to have consented to the release of the Source Codes and the Licence Agreement to Nazerali.

Delivery Pursuant to Imagis Consent

4.4 Upon receipt of the notice described in ss.4.3(a) or Imagis being deemed to have consented to the release of the Source Codes and the Licence Agreement to Nazerali as described in ss.4.3, the Escrow Agent will, within 10 days, deliver the Source Codes and the Licence Agreement held by it in escrow to Nazerali.

Imagis Objection

4.5 Upon receipt of the notice described in ss.4.3(b), Imagis and Nazerali will settle the matter in accordance with Part 5 and the Escrow Agent will continue to hold the Source Codes and the Licence Agreement in escrow until otherwise directed by a written direction executed by both Imagis and Nazerali or by an award or decision of an arbitrator pursuant to ss.5.4. Imagis may, at any time either during or prior to the commencement of settlement procedures pursuant to
Part 5, notify the Escrow Agent that Imagis has withdrawn its objection notice described in ss.4.3(b). Upon receipt of such withdrawal notice the Escrow Agent will, within 10 days, deliver the Source Codes and the Licence Agreement held by it in escrow to Nazerali.

Joint Direction

4.6 Notwithstanding any other provision of this Part 4, but subject to an applicable award or decision of an arbitrator pursuant to ss.5.4, the Escrow Agent may act in accordance with a written direction executed by both Imagis and Nazerali amending the procedures set forth in this Part 4 or the Escrow Agent's duties under this Agreement.

Right to Use Following Release

4.7 Upon release of the Source Codes and the Licence Agreement pursuant to ss.4.4 and ss.4.5, Nazerali will have the right to use the Source Codes in accordance with the Licence Agreement.


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                                     - 11 -

Export Restrictions

4.8 Imagis and Nazerali are jointly and severally responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Source Codes may be delivered or released in accordance with the provisions of this Agreement.

                                     PART 5

                               DISPUTE RESOLUTION

Initiation of Process

5.1 If, at any time, there is a dispute, controversy or claim (each a "Dispute") between Imagis and Nazerali with respect to any matter arising out of or relating to this Agreement, including a matter described in ss.4.5, then the Party that wishes to initiate a resolution of the Dispute must give notice to the other Party outlining the nature of the Dispute and the resolution proposed by the claimant and requiring that such Dispute be resolved pursuant to this
Part 5.

Referral to Executive Officers

5.2 If notice is given pursuant to ss.5.1, Imagis and Nazerali will each designate one of its senior officers (each an "Executive Officer") forthwith to undertake good faith discussions with the other Party with a view to settling the Dispute.

Officers' Decision Binding

5.3 A resolution reached by such Executive Officers and communicated by them in writing to each Party will be binding on the Parties and will be implemented.

Submission to Arbitration

5.4 If a Dispute is not resolved between Imagis and Nazerali within 30 days (or such longer period as is agreed to by such Parties in writing) after the date of the notice pursuant to ss.5.1, at any time during the six months immediately following the expiration of such 30 day (or longer) period, both Imagis and Nazerali will be entitled to refer the Dispute to arbitration by a single arbitrator in accordance with the domestic arbitration rules of the British Columbia International Commercial Arbitration Centre (the "Rules") as modified by the provisions herein.

Place of Arbitration

5.5 The arbitration will take place in the English language in Vancouver, British Columbia.


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                                     - 12 -

Acceptance and Implementation

5.6 Each Party will accept as final and binding and proceed in good faith diligently to implement the award or decision of the arbitrator.

Legal Proceedings

5.7 A legal proceeding commenced by a Party in respect of an issue or Dispute that may be arbitrated under this Agreement

     (a) will be stayed until the time during which an arbitration may be initiated has expired or, if an arbitration is initiated, a decision on the arbitration is delivered or the arbitration process has otherwise ended, and

     (b) will be discontinued following the award or decision of the arbitrator on the arbitration unless the award or decision concludes the arbitration and the Dispute remains unresolved.

                                     PART 6

                               GENERAL PROVISIONS

Governing Law

6.1 This Agreement will be exclusively governed by, and interpreted and construed in accordance with, the laws prevailing in the Province of British Columbia and the Parties irrevocably and unconditionally attorn to the exclusive jurisdiction of the courts of British Columbia and all courts having appellate jurisdiction thereover.

Notice

6.2 Every notice, request, demand or direction (each a "Notice") to be given pursuant to this Agreement must be in writing and must be delivered by hand (e.g. Federal Express or other reputable courier service) or sent by facsimile transmission or other similar form of written transmission by electronic means, in each case addressed as follows:

     (a)  If to Imagis, at:

          Imagis Technologies Inc.
          1630 - 1075 West Georgia Street
          Vancouver, B.C.  V6E 3C9

          Telecopier:  (604) 684-9314
          Attention:  Mr. Wayne N. Smith, CFO


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     (b)  If to Nazerali, at:

          c/o IPM International Portfolio Management Inc.
          1300 - 1075 West Georgia Street
          Vancouver, B.C.  V6E 3C9

          Telecopier:  (604) 684-4601
          Attention:  Altaf Nazerali

     (c)  If to the Escrow Agent, at:

          LML&S Services Inc.
          1500 - 1055 West Georgia Street
          P.O. Box 11117 Vancouver, B. C., Canada
          V6E 4N7

          Telecopier:  (604) 685-7084
          Attention:  Leo Raffin

or to such other address or transmission receiving station in British Columbia as specified by a Party by Notice to the other Parties. Any Notice delivered by hand or sent by facsimile transmission will be deemed conclusively to have been effectively given on the day Notice was delivered or sent as aforesaid if it was delivered or sent on a day that was a Business Day at the place of the intended recipient, or on the next day that is a Business Day at such place if it was delivered or sent on a day that was not a Business Day at such place.

Time of Essence

6.3 Time is of the essence in the performance of each obligation under this Agreement.

Termination and Discharge of Escrow Agent

6.4 This Agreement will terminate and the Escrow Agent will be discharged of its obligations in any of the following circumstances:

     (a) the Source Codes and the Licence Agreement are properly released in accordance with Part 4;

     (b) this Agreement is terminated by the Escrow Agent underss.3.6 or jointly, by Imagis and Nazerali and the Source Codes and the Licence Agreement, if any, are safely in the hands of the new appointee; or

     (c) the destruction or corruption of the Source Codes, if any, as a result of Force Majeure.


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Force Majeure

6.5 No Party will be liable to any other Party for default or delay in the performance of its obligations under this Agreement to the extent such default or delay is caused by an occurrence of Force Majeure.

Entire Agreement

6.6 This  Agreement,  the Licence  Agreement  and the Amended and Restated  Loan
Agreement constitute the entire agreement between Imagis and Nazerali, and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise among the Parties, with respect to the subject matter of this Agreement. The Escrow Agent is not a party to, and is not bound by, any provisions which may be evidenced by, or arise out of, any agreement other than as set forth in the express provisions of this Agreement.

Waiver and Consent

6.7 No delay or failure by a Party to exercise any of its rights under this Agreement constitutes a waiver of any such right. No consent or waiver, express or implied, by a Party to, or of any breach or default by another Party of, any or all of its obligations under this Agreement will,

     (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this ss.6.7,

     (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation,

     (c) constitute a general waiver under this Agreement, or

     (d) eliminate or modify the need for a specific consent or waiver pursuant to this ss.6.7 in any other or subsequent instance.

Severability

6.8 If any provision of this Agreement is at any time unenforceable or invalid for any reason, it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

Amendments

6.9 This Agreement may not be amended except in writing signed by each Party.


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Further Assurances

6.10 Each Party will execute and deliver such further agreements and other documents and do such further acts and things as another Party reasonably requests to evidence, carry out or give full force and effect to the intent of this Agreement.

No Agency

6.11 Each Party is an independent contractor and nothing herein will, or will be deemed to, create any employer/employee, agency, partnership or joint venture relationship among the Parties or to give any Party any right or authority to act as the agent of, assume or create any obligation on behalf of or to pledge the credit of any other Party.

Assignment

6.12 This Agreement and the individual rights and obligations hereunder may not be transferred or assigned in whole or in part by any Party, whether by contract, operation of law or otherwise, without the consent of each other Party, and any purported transfer or assignment without such consent will be null and void. Nothing in this ss.6.12 will be deemed to limit or restrict the Escrow Agent's rights under ss.3.6.

Enurement

6.13 This Agreement and the provisions hereof will enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

Survival

6.14 All rights and obligations of the Parties occurring before the effective date of termination of this Agreement and all rights and obligations expressly stated to continue after, or accrue as a result of, the termination of this Agreement are separate and distinct rights and obligations binding on the Parties, will survive its termination and will continue in full force and effect and nothing herein will affect the enforceability of such provisions. For greater certainty, the premature termination of this Agreement will not affect the rights and obligations of any Party under ss.2.9, ss.2.10, ss.3.7, ss.3.6 and Part 6.


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Counterparts

6.15 This Agreement may be executed in any number of counterparts, in original form or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the Parties, and each of which will together be deemed to be an original, notwithstanding that each Party is not a signatory to the same counterpart.

IN WITNESS WHEREOF this Agreement has been executed by the Parties as of the Effective Date.


Signed, Sealed and Delivered by ALTAF     )
NAZERALI in the presence of:              )
                                          )
Signed "Roy Trivett"                      )
------------------------------------      ) Signed "Altaf Nazerali"
Witness (Signature)                       ) -----------------------------------
                                          ) ALTAF NAZERALI
Roy Trivett                               )
------------------------------------      )
Name (please print)                       )
                                          )
2683 Country Woods Drive                  )
------------------------------------      )
Address                                   )
                                          )
Surrey, B.C.                              )
------------------------------------      )
City, Province                            )
                                          )
Businessman                               )
------------------------------------      )
Occupation                                )


IMAGIS TECHNOLOGIES INC.


Per:  Signed "Wayne Smith"
    ----------------------------
      Authorized Signatory

LML&S SERVICES INC.


Per:  Signed "David Ross"
    ----------------------------
      Authorized Signatory


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                                   SCHEDULE A
                                       to
                                ESCROW AGREEMENT

                                  Source Codes

1. The source codes pertaining to all software originally engineered by Imagis, including but without limiting the generality of the foregoing, the software known as:

     (a)  Computerized Arrest and Booking Systems ("CABS"); and

     (b)  Image Detection and Biometric Facial Recognition Software ("ID-2000").

2.   The source codes pertaining to the Intacta code.